INCOME TAX - Federal income tax rate (Details)	3 Months Ended	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2021
INCOME TAXES
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal tax benefit	0.00%	0.00%
Deferred tax liability change in rate	0.0	0.0
Change in fair value of Warrant Liability		(11.7)
Compensation Expense		0.0
Transaction costs - warrants		(1.5)
Meals and entertainment	0.0	0.0
Valuation allowance	(21.00%)	(7.80%)
Income tax provision	(0.00%)	(0.00%)